Bridge Builder Small/Mid Cap Growth Fund
Summary Prospectus

Ticker: BBGSX	August 10 ,2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com.  The Fund’s Prospectus and Statement of Additional Information dated April 27, 2015, as supplemented August 10, 2015 are incorporated by reference into this Summary Prospectus.

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Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small/Mid Cap Growth Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.09%
Total Annual Fund Operating Expenses	0.73%
Less Waivers (1)	(0.25%)
Net Annual Fund Operating Expenses	0.48%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least April 27, 2016 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Small/Mid Cap Growth Fund’s Sub-advisers.  This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees.  Such waivers are not subject to reimbursement by the Small/Mid Cap Growth Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Small/Mid Cap Growth Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Small/Mid Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small/Mid Cap Growth Fund’s operating expenses remain the same (taking into account the Adviser's agreement to waive management fees until April 27, 2016).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$49	$208

Portfolio Turnover

The Small/Mid Cap Growth Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small/Mid Cap Growth Fund’s performance.  As the Small/Mid Cap Growth Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies

The Small/Mid Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of small and mid-capitalization companies. The Small/Mid Cap Growth Fund defines small and mid-capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap Index and the Russell 2000 Index (as of February 1, 2015, companies with capitalizations less than approximately $26 billion).  While the Small/Mid Cap Growth Fund primarily invests in equity securities of small and mid-capitalization companies, it may also invest in securities of large capitalization companies.  The Small/Mid Cap Growth Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities.  The Small/Mid Cap Growth Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  The Small/Mid Cap Growth Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Small/Mid Cap Growth Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Small/Mid Cap Growth Fund follows an investing style that favors growth investments.

The Small/Mid Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”).  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Growth Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers: Eagle Asset Management, Inc. (“Eagle”); ClearBridge Investments, LLC (“ClearBridge”); Champlain Investment Partners, LLC (“Champlain”); Stephens Investment Management Group, LLC ("SIMG"); and BlackRock Investment Management, LLC (“BlackRock”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of the Sub-advisers. Below is a summary of each Sub-adviser’s principal investment strategies.

Eagle's Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small-capitalization companies. When making their investment decisions, the portfolio managers generally focus on investing in the securities of small-capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. The portfolio managers use a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. The portfolio managers seek quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth and a defensive business model. They seek attractive valuation using market fluctuations as opportunistic entry points. Finally, the portfolio managers attempt to balance their allocated portion of the Fund's portfolio through sector-weight policies that provide diversification across major economic sectors.

ClearBridge's Principal Investment Strategies

ClearBridge's portfolio managers principally invest in the equity securities of medium capitalization companies or other investments with similar economic characteristics. The portfolio managers normally invest in stocks selected for their long-term growth potential.

ClearBridge's portfolio managers seek to identify companies with superior prospects for capital appreciation through fundamental analysis. The portfolio managers conduct bottom-up, fundamental research to invest in a focused portfolio that includes those stocks in which the portfolio managers have the greatest conviction. In selecting individual companies for investment, the portfolio managers look for attractive valuations, favorable growth and attractive risk/reward profiles, and strong free cash flow and balance sheets.

Champlain's Principal Investment Strategies

Champlain seeks capital appreciation by investing mainly in common stocks of medium-sized companies that it believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations.  Through the consistent execution of a fundamental bottom-up investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of medium-sized companies that trade at a discount to their estimated or intrinsic fair values.

SIMG's Principal Investment Strategies

SIMG evaluates and selects securities of both mid-capitalization and small-capitalization companies.  When making its investment decisions, SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth.

BlackRock's Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities as represented by the Russell 3000® Index, excluding therefrom the equity securities of the 500 largest capitalized companies. The criterion for the selection of investments is the Russell 2500® Growth Index.

Principal Risks

Since the Small/Mid Cap Growth Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value.  Therefore, the value of your investment in the Small/Mid Cap Growth Fund could go down as well as up.  You may lose money by investing in the Small/Mid Cap Growth Fund. The principal risks affecting the Small/Mid Cap Growth Fund that can cause a decline in value are:

•
Active Management Risk.  A significant portion of the Small/Mid Cap Growth Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

•
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk.  ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent.  They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

•
Currency Risk. As a result of the Small/Mid Cap Growth Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Small/Mid Cap Growth Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Small/Mid Cap Growth Fund would be adversely affected.

•
Derivatives Risk. An investment in derivatives (such as futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

•
Equity Risk.  The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

•
Foreign Securities (including Emerging Markets) Risk.  The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Small/Mid Cap Growth Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

•
Growth Style Risk.  The Small/Mid Cap Growth Fund is managed primarily in a growth investment style.  Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

•
Investment Company and Exchange-Traded Fund Risk.  An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.  The Small/Mid Cap Growth Fund must also pay its pro rata portion of an investment company’s fees and expenses.

•
Investment Strategy Risk.  There is no assurance the Small/Mid Cap Growth Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Small/Mid Cap Growth Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

•	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

•
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Liquidity Risk.  Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Small/Mid Cap Growth Fund from selling securities at desirable times or prices.

•
Market Risk.  The overall market may perform poorly or the returns from the securities in which the Small/Mid Cap Growth Fund invests may underperform returns from the general securities markets or other types of investments.

•
Multi-Manager and Multi-Style Management Risk.  To a significant extent, the Small/Mid Cap Growth Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund.  Because portions of the Small/Mid Cap Growth Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions.  Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Small/Mid Cap Growth Fund using a single investment management style.

•	New Fund Risk. The Small/Mid Cap Growth Fund is new and has no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•
Passive Management Risk. Because the portion of the Small/Mid Cap Growth Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 2500 Growth Index, the Fund faces a risk of poor performance if the Russell 2500 Growth Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 2500 Growth Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 2500 Growth Index.

•
Portfolio Turnover Risk.  The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund.  Shareholders may pay tax on such capital gains.

•	Real Estate Investment Trusts (REITs) Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

•
Redemption Risk.  The Small/Mid Cap Growth Fund may experience losses when selling securities to meet redemption requests.  This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

•
Smaller Company Risk.  Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies.  Smaller capitalization stocks may be more volatile and have less liquidity.

Performance

Because the Small/Mid Cap Growth Fund commenced operations on the date of this Prospectus, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Small/Mid Cap Growth Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Small/Mid Cap Growth Fund by comparing it against a broad measure of market performance. See the Fund's website – www.bridgebuildermutualfunds.com – for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Small/Mid Cap Growth Fund.

Sub-advisers and Portfolio Managers

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Eagle
Portfolio Manager(s)	Position with Eagle	Length of Service to the Fund
Charles Schwartz	Portfolio Manager	Since inception
Betsy Pecor	Portfolio Manager	Since inception
Matt McGeary	Portfolio Manager	Since inception

ClearBridge
Portfolio Manager(s)	Position with ClearBridge	Length of Service to the Fund
Brian Angerame	Managing Director, Portfolio Manager	Since inception
Derek Deutsch, CFA	Managing Director, Portfolio Manager	Since inception
Aram Green	Managing Director, Portfolio Manager	Since inception
Jeffrey Russell, CFA	Managing Director, Portfolio Manager	Since inception

Champlain
Portfolio Manager(s)	Position with Champlain	Length of Service to the Fund
Scott Brayman	Chief Investment Officer/ Managing Partner	Since inception

SIMG
Portfolio Manager(s)	Position with Stephens Investment Management Group, LLC	Length of Service to the Fund
Ryan Crane, CFA	Chief Investment Officer	Since August 10, 2015

BlackRock
Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since inception
Chris Bliss	Managing Director, Portfolio Manager	Since inception
Greg Savage	Managing Director, Portfolio Manager	Since inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions® (“Advisory Solutions”), an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”).  Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions.  There are no initial or subsequent minimum purchase amounts for the Fund.  Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor.  You may purchase or redeem shares of the Fund on any day the New York Stock Exchange is open.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.